UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2017 (March 28, 2017)

GUIDED THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22179 (Commission File Number)	58-2029543 (IRS Employer Identification No.)

5835 Peachtree Corners East, Suite D Norcross, Georgia (Address of principal executive offices)		30092 (Zip Code)

Registrant’s telephone number, including area code: (770) 242-8723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry Into a Material Definitive Agreement

On March 28, 2017, Guided Therapeutics, Inc. (the “Company”) entered into a letter agreement with Shandong Yaohua Medical Instrument Corporation (“SMI”) to amend the January 2017 license agreement with SMI. Pursuant to the letter agreement, SMI has agreed to limit its beneficial ownership of the Company’s common stock on any given date to no more than 4.99% of the then-outstanding common stock. Any shares withheld from issuance due to the beneficial ownership limitation would be later issued upon a determination by SMI that issuance of those withheld shares no longer would result in SMI beneficial ownership in excess of 4.99% of outstanding shares.

As consideration for the limitation, the Company has agreed to issue to SMI three warrants, each exercisable for 15,000 shares of the Company’s common stock, to be issued in conjunction with the next three cash payments by SMI under the January 2017 license agreement. Each warrant shall be immediately exercisable (subject to the beneficial ownership limitation), have an exercise price equal to the lesser of the closing price per share for the average of five consecutive days preceding the payment by SMI and $1.25 per share, and have a term of five years.

The issuance of the warrants are exempt from the registration requirements of the Securities Act, pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Should the warrants be exercised for shares of common stock, the issuance of the shares of common stock would be exempt from the registration requirements of the Securities Act pursuant to the exemption for exchange transactions under Section 3(a)(9) of the Securities Act.

The description of the letter agreement does not purport to be complete and is qualified in its entirety by the full text of the letter agreement, attached as Exhibit 10.1, and incorporated herein by reference.

This current report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy any securities. The securities described above have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act.

Item 3.02	Unregistered Sale of Equity Securities

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Number	Exhibit
10.1	Letter Agreement, dated March 28, 2017, between the Company and Shandong Yaohua Medical Instrument Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDED THERAPEUTICS, INC.

_/s/ Gene S. Cartwright_______________________
By: Gene S. Cartwright, Ph.D.
President and Chief Executive Officer
Date: March 29, 2017

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EXHIBIT INDEX

Number	Exhibit
10.1	Letter Agreement, dated March 28, 2017, between the Company and Shandong Yaohua Medical Instrument Corporation